Consent of Olive LLP



We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements on Form S-8, File No. 33-31034, File No. 333-04013, and File No. 333-56111 of our report dated February 7, 2001, contained in the 2000 Annual Report on Form 10-K of Ameriana Bancorp.




/s/ Olive LLP

Olive LLP

Indianapolis, Indiana
March 27, 2001